Goodwill and Other Intangible Assets	9 Months Ended
Sep. 30, 2021
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Other Intangible Assets

Note 6. Goodwill and Other Intangible Assets

Goodwill

Changes in the carrying amount of the Company’s goodwill for the nine months ended September 30, 2021 were as follows:

U.S. $ in thousands

Goodwill as of January 1, 2021*	$35,694
Goodwill acquired**	1,716
Measurement period adjustments	2,400
Foreign currency translation adjustments	(60)
Goodwill as of September 30, 2021	$39,750

*The goodwill was acquired as part of the Origin acquisition. See Note 3.

**The goodwill was acquired as part of the RPS acquisition. See Note 3.

During the third quarter of 2020, the Company noted that indicators of potential impairment existed which required an interim goodwill impairment analysis for Stratasys-Objet reporting unit. These indicators included longer and deeper than expected reduction in the business, refinement to the Company’s business focus into additional inorganic technologies and sustained decline in the Company’s market capitalization during the prior two quarters, in each case, primarily as a result of the COVID-19 impact on the global economy and the Company’s business.

As a result of the factors discussed above, the Company revisited its assumptions supporting the cash flow projections for its Stratasys-Objet reporting unit, including: (i) the expected duration and depth of revenue reduction and certain revenue growth assumptions; (ii) the associated operating profit margins; and (iii) the long term growth rate. In estimating the discounted cash flow, the Company used the following key assumptions: the Company expected it would take approximately two years to regain the loss of revenue and return to its pre COVID-19 activity levels considering the impact of both volume and price with a similar effect on profitability. Following such period, the Company expects to return to similar growth rates as estimated in prior valuations. The Company assumed a long term terminal growth rate of 2.5%, which is lower than the 3.1% used in prior valuations. In addition, changes in business focus due to introduction of new technologies was expected to lower the total revenues related to the Stratasys-Objet reporting unit. The resulting cash flow amounts were discounted using the same discount rate of 13.5%.

Based on the revised cash flow projections, the value of the reporting unit had decreased below its carrying value, and the Company recorded in the third quarter of 2020, a goodwill impairment charge of $386.2 million, the entire reporting unit’s goodwill.

Other Intangible Assets

Other intangible assets consisted of the following:

	September 30, 2021			December 31, 2020
	Carrying Amount,		Net	Carrying Amount,		Net
	Net of	Accumulated	Book	Net of	Accumulated	Book
	Impairment	Amortization	Value	Impairment	Amortization	Value
	U.S. $ in thousands
Developed technology	$365,039	$(276,097)	$88,942	$357,863	$(260,123)	$97,740
Patents	18,768	(9,594)	9,174	17,699	(8,487)	9,212
Trademarks and trade names	26,056	(21,962)	4,094	26,036	(21,114)	4,922
Customer relationships	100,802	(86,002)	14,800	101,107	(81,413)	19,694
Capitalized software development costs	7,410	(7,410)	-	7,410	(7,410)	-
	$518,075	$(401,065)	$117,010	$510,115	$(378,547)	$131,568

Amortization expenses relating to intangible assets for the three-month periods ended September 30, 2021 and 2020 were approximately $7.7 million and $6.2 million, respectively. Amortization expenses relating to intangible assets for the nine-month periods ended September 30, 2021 and 2020 were approximately $23.0 million and $18.6 million, respectively.

As of September 30, 2021, the estimated amortization expenses relating to intangible assets for each of the following future periods were as follows:

Estimated
amortization expense
(U.S. $ in thousands)
Remaining 3 months of 2021	$8,213
2022	30,765
2023	16,166
2024	12,251
2025 and thereafter	49,615
Total	$117,010